UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2009
Date of Report (Date of earliest event reported):

PANSOFT COMPANY LIMITED
(Exact name of registrant as specified in charter)

British Virgin Islands	001-34168	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3/F Qilu Software Park Building Jinan Hi-Tech Zone Jinan, Shandong, People’s Republic of China 250101
(Address of principal executive offices)

+86-531-88871166
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 6, 2009, Pansoft Company Limited (the “Company”) issued a press release announcing that its 2009 annual meeting of stockholders will be held at 9:00 a.m., EST, on Monday, July 20, 2009, via the internet.  The Board of Directors of the Company has set the close of business on June 25, 2009 as the record date for stockholders to be entitled to participate in and vote at the annual meeting.  The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On or about July 6, 2009, the Company distributed to its stockholders entitled to participate in and vote at the annual meeting a notice of annual meeting and related information statement and proxy materials (the “Proxy Statement”).  The Proxy Statement sets forth details of the annual meeting and voting procedures to be followed at the annual meeting.  The full text of the Proxy Statement is attached as Exhibit 20.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

10.1           Form of Stock Option Agreement

20.1           Proxy Statement, dated July 6, 2009

99.1           Press release, dated July 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2009	PANSOFT COMPANY LIMITED

	By:	/s/ Allen Zhang
Allen Zhang, Interim Chief Financial Officer